                                                                    EXHIBIT 4.11

================================================================================



                          THIRD SUPPLEMENTAL INDENTURE


                                     BETWEEN


                         WEATHERFORD INTERNATIONAL, INC.


                                       AND


                              THE BANK OF NEW YORK

                                   AS TRUSTEE




                                   -----------


                                   DATED AS OF

                                NOVEMBER 16, 2001

                      TO INDENTURE DATED AS OF MAY 17, 1996


                                   -----------

                              SERIES A AND SERIES B

                            6 5/8% SENIOR NOTES DUE 2011

================================================================================

                                TABLE OF CONTENTS

                                                                                                   PAGE
                                                  ARTICLE ONE
                                                   THE NOTES

Section 101           Designation of Notes; Establishment of Form.....................................2
Section 102           Transfer and Exchange...........................................................3
Section 103           Amount..........................................................................8
Section 104           Liquidated Damages..............................................................8
Section 105           Denominations...................................................................8
Section 106           Place of Payment................................................................8
Section 107           Redemption......................................................................9
Section 108           Maturity........................................................................9
Section 109           Covenants.......................................................................9
Section 110           Discharge of Liability on Notes.................................................9
Section 111           Other Terms of Notes............................................................9

                                                 ARTICLE TWO
                                         AMENDMENTS TO THE INDENTURE

Section 201           Amendments Applicable Only to Notes.............................................9
Section 202           Definitions.....................................................................9
Section 203           Registration, Registration of Transfer and Exchange............................12
Section 204           Mutilated, Destroyed, Lost and Stolen Securities...............................12
Section 205           Payment of Interest; Interest Rights Preserved.................................13
Section 206           Amendment of Article FOUR......................................................13
Section 207           Events of Default..............................................................13
Section 208           Acceleration of Maturity.......................................................13
Section 209           Collection of Indebtedness and Suits for Enforcement by Trustee................14
Section 210           Application of Money Collected.................................................14
Section 211           Unconditional Right of Holders to Receive Principal, Premium, Interest and
                      Liquidated Damages.............................................................15
Section 212           Payment of Principal, Premium, Interest and Liquidated Damages.................15
Section 213           Money for Securities Payment to Be Held in Trust...............................15
Section 214           Redemption.....................................................................16
Section 215           Applicability of Article THIRTEEN..............................................16

                                                      ARTICLE THREE
                                                 MISCELLANEOUS PROVISIONS

Section 301           Integral Part..................................................................17
Section 302           General Definitions............................................................17
Section 303           Adoption, Ratification and Confirmation........................................17
Section 304           Trust Indenture Act Controls...................................................18
Section 305           Governing Law..................................................................18
Section 306           Severability...................................................................18
Section 307           Counterpart Originals..........................................................18
Section 308           Successors.....................................................................18

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                   PAGE
Section 309           Table of Contents, Headings, etc. .............................................18
Section 310           Benefit of Third Supplemental Indenture........................................18
Section 311           Acceptance by Trustee..........................................................19

ANNEX A               Form of Note...................................................................A-1

         THIS THIRD SUPPLEMENTAL INDENTURE, dated as of November 16, 2001, between Weatherford International, Inc., a Delaware corporation (the "Company"), and The Bank of New York (as successor in interest to Bank of Montreal Trust Company) (the "Trustee").

                             RECITALS OF THE COMPANY

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of May 17, 1996, as supplemented by the First Supplemental Indenture thereto, dated as of May 27, 1998, and the Second Supplemental Indenture thereto, dated as of June 30, 2000 (the "Indenture"), providing for the issuance from time to time of one or more series of the Company's Securities; and

         WHEREAS, Section 901(7) of the Indenture provides that the Company and the Trustee may from time to time enter into one or more indentures supplemental thereto to establish the form or terms of Securities of a new series; and

         WHEREAS, Section 901(5) of the Indenture permits the execution of supplemental indentures without the consent of any Holders to add to, change or eliminate any provisions of the Indenture in respect of one or more series of Securities; provided, that any such change or elimination does not adversely affect in any material respect any outstanding Security of any series created prior to the execution of such supplemental indenture; and

         WHEREAS, Sections 201 and 301 of the Indenture provide that the Company may enter into supplemental indentures to establish the terms and provisions of a series of Securities issued pursuant to the Indenture; and

         WHEREAS, the Company desires to issue 6 5/8% Senior Notes due 2011, Series A, and, in connection with the Exchange Offer (as hereinafter defined) pursuant to the Registration Rights Agreement (as hereinafter defined), 6 5/8% Senior Notes due 2011, Series B (collectively, the "Notes"), a new series of Security, the issuance of which was authorized by or pursuant to resolutions of the Board of Directors of the Company; and

         WHEREAS, the Company, pursuant to the foregoing authority, proposes in and by this Third Supplemental Indenture to supplement and amend in certain respects the Indenture insofar as it will apply only to the Notes (and not to any other series); and

         WHEREAS, all things necessary have been done to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Third Supplemental Indenture a valid agreement of the Company, in accordance with their and its terms.

         NOW THEREFORE:

         In consideration of the premises provided for herein, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders of the Notes as follows:

                                   ARTICLE ONE

                                    THE NOTES

Section 101 Designation of Notes; Establishment of Form.

         There shall be a series of Securities designated "6 5/8% Senior Notes due 2011, Series A" and "6 5/8% Senior Notes due 2011, Series B" of the Company, which together shall constitute a single series of Securities under the Indenture, and the form thereof shall be substantially as set forth in Annex A hereto, which is incorporated into and shall be deemed a part of this Third Supplemental Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers of the Company executing such Notes, as evidenced by their execution of the Notes.

            (a) Restricted Global Securities. Series A Notes offered and sold in reliance on Rule 144A to qualified institutional buyers as defined in Rule 144A (collectively, "QIBs" or individually a "QIB") or in reliance on Regulation S shall be issued initially in the form of one or more Restricted Global Securities, which shall be deposited on behalf of the purchasers of the Series A Notes represented thereby with the Trustee, at its Corporate Trust Office, as security custodian ("Security Custodian") for the depositary, The Depository Trust Company ("DTC"), and registered in the name of its nominee, Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Depositary shall be a clearing agency registered under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each Restricted Global Security in global form, to the extent that it represents the interests of Non-U.S. Persons, will be held by Cede & Co. for the accounts of designated agents on behalf of the Euroclear System ("Euroclear") and Clearstream Banking, societe anonyme ("Clearstream"). Interests in a Global Security acquired through an offshore transaction in reliance on Regulation S may be held only through Euroclear or Clearstream during the 40 day restricted period required under Regulation S. The aggregate principal amount of a Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Security Custodian as hereinafter provided, subject in each case to compliance with the Applicable Procedures.

            (b) Global Securities in General. Each Global Security shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions of such Notes. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the principal amount of the Notes represented thereby shall be made by the Security Custodian in accordance with the standing instructions and procedures existing between the Depositary and the Security Custodian.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or under the Global Security, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

                  Any Global Security may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Security Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for such Securities to be tradable on any market developed for trading of securities pursuant to Rule 144A or Regulation S or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Securities are subject.

                  (c) Certificated Securities. Certificated Securities shall be issued only under the limited circumstances provided in Section 102(a)(1) hereof.

         The Company initially appoints DTC to act as Depositary with respect to the Global Securities.

         The Company initially appoints the Trustee to act as Paying Agent and Security Registrar with respect to the Notes.

Section 102 Transfer and Exchange.

                  (a) Transfer and Exchange of Global Securities.

                      (1) Certificated Securities shall be issued in exchange for interests in the Global Securities only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for the Global Securities or if it at any time ceases to be a "clearing agency" registered under the Exchange Act if so required by applicable law or regulation and a successor depositary is not appointed by the Company within 90 days, (y) an Event of Default has occurred and is continuing or (z) the Company determines in its sole discretion that Certificated Securities shall be issued in exchange for interests in the Global Securities. In either case, the Company shall execute, and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver Certificated Securities in an aggregate principal amount equal to the principal amount of such Global Securities in exchange therefor. Only Restricted Certificated Securities shall be issued in exchange for beneficial interests in Restricted Global Securities, and only Unrestricted Certificated Securities shall be issued in exchange for beneficial interests in Unrestricted Global Securities. Certificated Securities issued in exchange for beneficial interests in Global Securities shall be registered in such names and shall be in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver or cause to be delivered such Certificated Securities to the persons in whose names such Securities are so registered. Such exchange shall be effected in accordance with the Applicable Procedures. Nothing herein shall require the Trustee to communicate directly with beneficial owners, and the Trustee shall in connection with any transfers hereunder be entitled to rely on instructions received through the registered Holder.

                      (2) Notwithstanding any other provisions of this Indenture other than the provisions set forth in Section 102(a)(1) hereof, a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (b) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented by a Holder to a Security Registrar with a request:

                      (1) to register the transfer of the Certificated Securities to a person who will take delivery thereof in the form of Certificated Securities only; or

                      (2) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations,

such Security Registrar shall register the transfer or make the exchange as requested; provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

                      (1) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with the eighth paragraph of
         Section 305 of the Indenture; and

                      (2) in the case of a Restricted Certificated Security, such request shall be accompanied by the following additional information and documents, as applicable:

                         (A) if (i) such Restricted Certificated Security is
                  being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, or
                  (ii) such Restricted Certificated Security is being transferred to the Company or a Subsidiary of the Company, or
                  (iii) such Restricted Certificated Security is being transferred to a person the Holder reasonably believes is a QIB in accordance with Rule 144A, or (iv) such Restricted Certificated Security is being transferred pursuant to an effective registration statement under the Securities Act, or
                  (v) pursuant to an exemption from the registration requirements of the Securities Act to a Non-U.S. Person in an offshore transaction in accordance with Regulation S, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate (as defined in Section 102(e)(1) hereof)); or

                         (B) if such Restricted Certificated Security is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate), and, if the Company or such Security Registrar so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company and such Security Registrar to the effect that such transfer is in compliance with the Securities Act.

                  (c) Transfer of a Beneficial Interest in a Restricted Global Security for a Beneficial Interest in an Unrestricted Global Security. Any person having a beneficial interest in a Restricted Global Security may upon request, subject to the Applicable Procedures, transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of an Unrestricted Global Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any person having a beneficial interest in a Restricted Global Security and the following additional information and documents in such form as is customary for the Depositary from the Depositary or its nominee on behalf of the person having such beneficial interest in the Restricted Global Security (all of which may be submitted by facsimile or electronically):

                      (1) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form set forth in the Transfer Certificate); or

                      (2) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certification to that effect from the transferor (in substantially the form set forth in the Transfer Certificate) and, if the Company or the Trustee so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act, the Trustee, as a Security Registrar and Security Custodian, shall reduce or cause to be reduced the aggregate principal amount of the Restricted Global Security by the appropriate principal amount and shall increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security by a like principal amount. Such transfer shall otherwise be effected in accordance with the Applicable Procedures. If no Unrestricted Global Security is then outstanding, the Company shall execute and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver an Unrestricted Global Security.

                  (d) Transfers of Certificated Securities for Beneficial Interest in Global Securities. If Certificated Securities are issued in exchange for beneficial interests in Global Securities and, thereafter, the events or conditions specified in Section 102(a)(1) hereof which required such exchange shall have ceased to exist, the Company shall mail notice to the Trustee and to the Holders stating that Holders may exchange Certificated Securities for interests in Global Securities by complying with the procedures set forth in this Indenture and briefly describing such procedures and the events or circumstances requiring that such notice be given. Thereafter, if Certificated Securities are presented by a Holder to a Security Registrar with a request:

                  (1) to register the transfer of such Certificated Securities to a person who will take delivery thereof in the form of a beneficial interest in a Global Security, which request shall specify whether such Global Security will be a Restricted Global Security or an Unrestricted Global Security; or

                  (2) to exchange such Certificated Securities for an equal principal amount of beneficial interests in a Global Security, which beneficial interests will be owned by the Holder transferring such Certificated Securities (provided that in the case of such an exchange, Restricted Certificated Securities may be exchanged only for Restricted Global Securities and Unrestricted Certificated Securities may be exchanged only for Unrestricted Global Securities), the Security Registrar shall register the transfer or make the exchange as requested by canceling such Certificated Security and causing, or directing the Security Custodian to cause, the aggregate principal amount of the applicable Global Security to be increased accordingly and, if no such Global Security is then outstanding, the Company shall issue and the Trustee shall authenticate and deliver a new Global Security; provided, however, that the Certificated Securities presented or surrendered for registration of transfer or exchange:

                  (1) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with the eighth paragraph of
         Section 305 of the Indenture;

                  (2) in the case of a Restricted Certificated Security to be transferred for a beneficial interest in an Unrestricted Global Security, such request shall be accompanied by the following additional information and documents, as applicable:

                      (A) if such Restricted Certificated Security is being
             transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or

                      (B) if such Restricted Certificated Security is being
             transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certification to that effect from such Holder, and, if the Company or the Registrar so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act;

                  (3) in the case of a Restricted Certificated Security to be transferred or exchanged for a beneficial interest in a Restricted Global Security, such request shall be accompanied by a certification from such Holder (in substantially the form set forth in the

         Transfer Certificate) to the effect that such Restricted Certificated Security is being transferred to (i) a person the Holder reasonably believes is a QIB (which, in the case of an exchange, shall be such Holder) in accordance with Rule 144A or (ii) a Non-U.S. Person in an offshore transaction in accordance with Regulation S under the Securities Act; and

                  (4) in the case of an Unrestricted Certificated Security to be transferred or exchanged for a beneficial interest in an Unrestricted Global Security, such request need not be accompanied by any additional information or documents.

              (e) Legends.

                  (1) Except as permitted by the following paragraphs (2) and
         (3), each Global Security and Certificated Security (and all Securities issued in exchange therefor or upon registration of transfer or replacement thereof) shall bear a legend in substantially the form called for by footnote 2 to Annex A hereto, for so long as such Security is required by this Indenture to bear such legend. Each Security bearing such legend shall have attached thereto a certificate (a "Transfer Certificate") in substantially the form called for by footnote 6 to Annex A hereto.

                  (2) Upon any sale or transfer of a Transfer Restricted Security (x) pursuant to Rule 144 or (y) pursuant to an effective registration statement under the Securities Act:

                      (A) in the case of any Restricted Certificated Security,
              any Security Registrar shall permit the Holder thereof to exchange such Restricted Certificated Security for an Unrestricted Certificated Security, or (under the circumstances described in Section 102(d) hereof) to transfer such Restricted Certificated Security to a transferee who shall take such Security in the form of a beneficial interest in an Unrestricted Global Security, and in each case shall rescind any restriction on the transfer of such Security; provided, however, that the Holder of such Restricted Certificated Security shall, in connection with such exchange or transfer, comply with the other applicable provisions of this
              Section 102; and

                      (B) in the case of any beneficial interest in a Restricted
              Global Security, the Trustee shall permit the beneficial owner thereof to transfer such beneficial interest to a transferee who shall take such interest in the form of a beneficial interest in an Unrestricted Global Security and shall rescind any restriction on transfer of such beneficial interest; provided, however, that such Unrestricted Global Security shall continue to be subject to the provisions of Section 102(a)(2) hereof; and provided further, however, that the owner of such beneficial interest shall, in connection with such transfer, comply with the other applicable provisions of this Section 102.

                  (3) Upon the exchange, registration of transfer or replacement of Securities not bearing the legend described in paragraph (1) above, the Company shall execute, and the Trustee shall authenticate and deliver, Securities that do not bear such legend and which do not have a Transfer Certificate attached thereto.

                  (4) Any Global Securities and Certificated Securities representing Notes need not include the legend required by paragraph
         (1) above at any time after any date on which such Notes represented thereby may be sold by a Holder pursuant to and in accordance with Rule 144(k).

              (f) Transfers to the Company. Nothing in this Indenture or in the Notes shall prohibit the sale or other transfer of any Notes (including beneficial interests in Global Securities) to the Company or any of its Subsidiaries, which Notes may thereafter be delivered by the Company to the Trustee for cancellation in accordance with Section 309 of the Indenture.

Section 103 Amount.

          The Trustee shall authenticate (i) for original issue on the Initial Issue Date, Series A Notes in the aggregate principal amount of $350,000,000,
(ii) Series B Notes for original issue, pursuant to any Exchange Offer, for a like principal amount of Series A Notes and (iii) any amount of additional Notes specified by the Company, in each case, upon Company Order for the authentication and delivery of such Notes. Such Company Order shall specify (a) the amount of the Notes to be authenticated and the date of original issue thereof, and (b) whether the Notes are Series A Notes or Series B Notes. The aggregate principal amount of Notes of any series outstanding at any time may not exceed the aggregate principal amount of Notes authorized for issuance by the Company pursuant to one or more Company Orders, except as provided in
Section 306 of the Indenture. Subject to the foregoing, the aggregate principal amount of Notes that may be issued under the Indenture shall not be limited.

Section 104 Liquidated Damages.

         Liquidated Damages with respect to the Notes shall be payable in accordance with the provisions and in the amounts set forth in the Registration Rights Agreement.

Section 105 Denominations.

         The Notes shall be in fully registered form without coupons in denominations of $1,000 of principal amount or any integral multiple thereof.

Section 106 Place of Payment.

         The Place of Payment for the Notes and the place or places where the Notes may be surrendered for registration of transfer, exchange or redemption and where notices may be given to the Company in respect of the Notes is at the office or agency of the Trustee in New York, New York; provided, however, that payment of interest or Liquidated Damages, if any, may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payments in respect of the Notes evidenced by a Global Security shall be made by transfer of immediately available funds to the accounts specified by the Holder of the Global Security.

Section 107 Redemption.

              (a) There shall be no sinking fund for the retirement of the Notes.

              (b) The Company, at its option, may redeem the Notes in accordance with the provisions set forth under the captions "Optional Redemption" and "Notice of Redemption" in the Notes and in accordance with the provisions of Article ELEVEN of the Indenture.

Section 108 Maturity.

         The date on which the principal of the Notes matures and is payable, unless accelerated or redeemed pursuant to the terms of the Indenture, shall be November 15, 2011.

Section 109 Covenants.

         The Notes shall be entitled to the benefits of each of the covenants set forth in Article TEN, and the related definitions set forth in Section 101, of the Indenture.

Section 110 Discharge of Liability on Notes.

         The Notes may be discharged by the Company in accordance with the provisions of Article FOUR of the Indenture.

Section 111 Other Terms of Notes

         Without limiting the foregoing provisions of this Article One, the terms of the Notes shall be as set forth in the form of the Notes set forth in Annex A hereto and as provided in the Indenture.

                                  ARTICLE TWO

                           AMENDMENTS TO THE INDENTURE

Section 201 Amendments Applicable Only to Notes.

         The amendments contained herein shall apply to the Notes only and not to any other series of Security issued under the Indenture and any covenants provided herein are expressly being included solely for the benefit of the Notes and not for the benefit of any other series of Security issued under the Indenture. These amendments shall be effective for so long as there remain any Notes Outstanding.

Section 202 Definitions.

         Section 101 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by inserting or restating, as the case may be, in their appropriate alphabetical position, the following definitions (which definitions, for the avoidance of doubt, are also to be employed for purposes of the Third Supplemental Indenture):

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date.

         "Agent Members" has the meaning specified in Section 101(b) of the Third Supplemental Indenture.

         "Applicable Procedures" means, with respect to any transfer or exchange of beneficial ownership interests in a Global Security, the rules and procedures of the Depositary that are applicable to such transfer or exchange.

         "Certificated Security" means a Security that is in substantially the form attached to the Third Supplemental Indenture as Annex A and that does not include the information or the schedule called for by footnotes 1, 4 and 5 thereof.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt of comparable maturity to the remaining term of the Notes.

         "Comparable Treasury Price" means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for the Redemption Date.

         "DTC" has the meaning specified in Section 101(a) of the Third Supplemental Indenture.

         "Exchange Act" has the meaning specified in Section 101(a) of the Third Supplemental Indenture.

         "Exchange Offer" means the offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange the Series B Notes for the Series A Notes.

         "Global Security" means a permanent Global Security that is in substantially the form attached as Annex A to the Third Supplemental Indenture and that includes the information and schedule called for by footnotes 1, 4 and 5 thereof and which is deposited with the Depositary or the Security Custodian and registered in the name of the Depositary or its nominee.

         "Initial Issue Date" means the first date on which the Series A Notes are issued under the Indenture.

         "Initial Purchasers" means Credit Suisse First Boston Corporation, Lehman Brothers Inc., Deutsche Bank Alex. Brown Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc One Capital Markets, Inc.

         "Liquidated Damages" shall have the meaning set forth in the Registration Rights Agreement.

         "Non-U.S. Persons" means a Person that is not a U.S. Person.

         "Notes" has the meaning specified in the recitals of the Third Supplemental Indenture.

         "Primary Treasury Dealer" shall mean a primary U.S. Government securities dealer in New York, New York.

         "QIB" has the meaning specified in Section 101 of the Third Supplemental Indenture.

         "Quotation Agent" means Credit Suisse First Boston Corporation, Lehman Brothers Inc. or such other Reference Treasury Dealer appointed by the Company.

         "Redemption Price" has the meaning specified in Section 214 of the Third Supplemental Indenture.

         "Reference Treasury Dealers" means (1) Credit Suisse First Boston Corporation and its successors, provided, however, that if it shall cease to be a Primary Treasury Dealer, the Company shall substitute for it another Primary Treasury Dealer, (2) Lehman Brothers Inc. and its successors, provided, however, that if shall cease to be a Primary Treasury Dealer, the Company shall substitute for it another Primary Treasury Dealer and (3) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to the Quotation Agent and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted by the Quotation Agent at 5:00 p.m. on the third Business Day preceding the Redemption Date.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 16, 2001, among the Company and Credit Suisse First Boston Corporation and Lehman Brothers Inc., on behalf of the Initial Purchasers, as it may be amended from time to time.

         "Regulation S" means Regulation S under the Securities Act or any successor to such Rule.

         "Restricted Certificated Security" means a Certificated Security which is a Transfer Restricted Security.

         "Restricted Global Security" means a Global Security that is a Transfer Restricted Security.

         "Rule 144" means Rule 144 under the Securities Act or any successor to such Rule.

         "Rule 144A" means Rule 144A under the Securities Act or any successor to such Rule.

         "Securities" means any securities authenticated and delivered under this Indenture, as the same may be amended or supplemented, including the Notes.

         "Securities Act" means the U.S. Securities Act of 1933, as amended, or any successor statute.

         "Security Custodian" has the meaning specified in Section 101(a) of the Third Supplemental Indenture.

         "Series A Notes" means the Company's 6 5/8% Senior Notes due 2011, Series A.

         "Series B Notes" means the Company's 6 5/8% Senior Notes due 2011, Series B.

         "Third Supplemental Indenture" means the Third Supplemental Indenture, dated as of November 16, 2001, between the Company and the Trustee, to this Indenture.

         "Transfer Certificate" has the meaning specified in Section 102(e)(1) of the Third Supplemental Indenture.

         "Transfer Restricted Securities" has the meaning specified in the Registration Rights Agreement.

         "Unrestricted Certificated Security" means a Certificated Security which is not a Transfer Restricted Security.

         "Unrestricted Global Security" means a Global Security which is not a Transfer Restricted Security.

         "U.S. Person" has the meaning specified in Regulation S.

Section 203 Registration, Registration of Transfer and Exchange.

         The Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by replacing the tenth paragraph of Section 305 with the following paragraph:

                  The Company shall not be required (i) to issue, register the transfer of or exchange the Securities of any series during a period beginning at the opening of business 15 Business Days before the expected day of the mailing of a notice of redemption of Securities of that series selected for redemption and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Section 204 Mutilated, Destroyed, Lost and Stolen Securities.

         The Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by replacing the third paragraph of Section 306 with the following sentence:

                  If any such mutilated, destroyed, lost or stolen Security has or is about to become due and payable, or is about to be redeemed by the Company pursuant to

         Article ELEVEN, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Section 205 Payment of Interest; Interest Rights Preserved

         The Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by replacing the first sentence in the second paragraph of Section 307 with the following sentence:

                  Any interest on or Liquidated Damages with respect to any Notes which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

Section 206 Amendment of Article FOUR

         Article FOUR of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by deleting Section 402 and replacing that section with the following:

         SECTION 402 Repayment to the Company.

                  The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years, subject to applicable escheat or abandoned or unclaimed property law. After return to the Company, Holders entitled to the money or securities in respect of Notes must look to the Company for payment as general creditors unless an applicable escheat or abandoned or unclaimed property law designates another person and the Trustee and the paying agent shall have no further liability to the Holders of Notes with respect to such money or securities for that period commencing after the return thereof.

Section 207 Events of Default

         Section 501 of the Indenture is hereby amended, subject to Section 201, hereof and with respect to the Notes only, by deleting subsection (1) of Section 501, and inserting instead the following as new subsection (1) thereof:

                  (1) default in the payment of any interest upon or Liquidated Damages with respect to any Note when it becomes due and payable, and continuation of such default for a period of 30 days; or

Section 208 Acceleration of Maturity

         (a) The Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by replacing the first paragraph of Section 502 with the following paragraph:

                  If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of, accrued interest on, and Liquidated Damages, if any, with respect to the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount, accrued interest and Liquidated Damages shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default specified in clause (5) or (6) of Section 501 hereof occurs, the principal amount of, accrued interest on and Liquidated Damages, if any, with respect to the Notes shall become immediately due and payable without further action or notice on the part of the Trustee or any Holder.

         (b) The Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by deleting subsection (1)(A) of Section 502, and inserting instead the following as new subsection (1)(A) thereof:

                           (A) all overdue interest on, any accrued Liquidated
                  Damages with respect to, and any additional amounts payable as set forth in Section 1004 on, all Securities of that series and any coupons appertaining thereto,

Section 209 Collection of Indebtedness and Suits for Enforcement by Trustee

         The Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by replacing the first paragraph of Section 503 with the following paragraph:

                  The Company covenants that if

                  (1) default is made in the payment of any interest on or Liquidated Damages with respect to any Note when such interest or Liquidated Damages becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof,

         the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal, any premium, Liquidated Damages and interest and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 210 Application of Money Collected

         The Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by deleting the subsection entitled "SECOND" of
Section 506, and inserting instead the following as new subsection "SECOND" thereof:

                           SECOND: To the payment of the amounts then due and
                  unpaid for principal of and any premium and interest on and Liquidated Damages with respect to the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium, interest and Liquidated Damages, respectively; and

Section 211 Unconditional Right of Holders to Receive Principal, Premium, Interest and Liquidated Damages

         Section 508 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by replacing that section with the following:

         Section 508 Unconditional Right of Holders to Receive Principal,
                     Premium, Interest and Liquidated Damages

                  Notwithstanding any other provision in this Indenture, the Holder of a Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 305 and 307) any interest on and any Liquidated Damages with respect to the Note on the Stated Maturity or Maturities expressed in the Note (or in the case of redemption, on the Redemption
         Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 212 Payment of Principal, Premium, Interest and Liquidated Damages

         Section 1001 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by replacing that section with the following:

         Section 1001 Payment of Principal, Premium, Interest and Liquidated Damages

                  The Company covenants and agrees for the benefit of the Holders of the Notes that it will duly and punctually pay the principal of, any premium and interest on and any Liquidated Damages with respect to the Notes in accordance with the terms of the Notes and this Indenture.

Section 213 Money for Securities Payment to Be Held in Trust

         Section 1003 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by deleting the first and second paragraphs of Section 1003 and replacing those paragraphs with the following:

                  If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before each due date of the principal of and any premium or interest on or Liquidated Damages with respect to any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium, interest or Liquidated Damages so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure to so act.

                  Whenever the Company shall have one or more Paying Agents for the Notes, it will, on or prior to each due date of the principal of and any premium, interest on or Liquidated Damages with respect to any of the Notes, deposit with a Paying Agent a sum sufficient to pay the principal and any premium, interest or Liquidated Damages so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, interest or Liquidated Damages, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to so act.

Section 214 Redemption.

         Article ELEVEN of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by inserting the following section after Section 1107:

         Section 1108 Optional Redemption

                  The Company may redeem the Notes, at its option, in whole or in part, at any time or from time to time prior to their Maturity at the "make-whole" redemption price (the "Redemption Price") equal to the greater of:

                  (1) 100% of the principal amount of the Notes to be redeemed, and

                  (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of the payments of interest accrued as of the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 25 basis points, plus accrued interest thereon and Liquidated Damages, if any, with respect thereto, to the Redemption Date.

Section 215 Applicability of Article THIRTEEN

         (a) Subject to Section 201 hereof and with respect to the Notes only, the Notes shall be subject to defeasance as provided in Article THIRTEEN of the Indenture.

         (b) Section 1304 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the Notes only, by deleting the first sentence in subsection (1) of Section 1304, and inserting instead the following:

                  The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any, on), and any Liquidated Damages with respect to, and each installment of interest on, the Notes on the Stated Maturity of such principal, premium, Liquidated Damages or installment of interest in accordance with the terms of this Indenture and of the Notes.


                                 ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

Section 301 Integral Part.

         This Third Supplemental Indenture constitutes an integral part of the Indenture with respect to the Notes only.

Section 302 General Definitions.

         For all purposes of this Third Supplemental Indenture:

              (a) capitalized terms used herein without definition shall have the meanings specified in the Indenture, as amended hereby; and

              (b) the terms "herein", "hereof", "hereunder" and other words of similar import refer to this Third Supplemental Indenture, except when used in provisions inserted in the Indenture by Article Two of this Third Supplemental Indenture, in which case such words refer to the Indenture, as amended hereby.

Section 303 Adoption, Ratification and Confirmation.

         The Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed, and this Third Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. The provisions of this Third Supplemental Indenture shall, subject to the terms hereof, supersede the provisions of the Indenture to the extent the Indenture is inconsistent herewith.

Section 304 Trust Indenture Act Controls.

         If any provision of this Third Supplemental Indenture limits, qualifies or conflicts with the duties imposed by operation of Trust Indenture Act Section 318(c), the imposed duties shall control.

Section 305 Governing Law.

         THIS THIRD SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 306 Severability.

         In case any provision in this Third Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the fullest extent permitted by applicable law, not in any way be affected or impaired thereby.

Section 307 Counterpart Originals.

         The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 308 Successors.

         All agreements of the Company in this Third Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Third Supplemental Indenture shall bind its successors.

Section 309 Table of Contents, Headings, etc.

         The table of contents, cross-reference table and headings of the Articles and Sections of this Third Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 310 Benefit of Third Supplemental Indenture.

         Nothing in this Third Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Third Supplemental Indenture or the Indenture, as amended hereby.

Section 311 Acceptance by Trustee.

         The Trustee accepts the amendments to the Indenture effected by this Third Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in this Third Supplemental Indenture and the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Company and except as provided in the Indenture the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this Third Supplemental Indenture and the Trustee makes no representation with respect thereto.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first written above.

                                      WEATHERFORD INTERNATIONAL, INC.


                                      By:  /s/ Burt M. Martin
                                          --------------------------------------
                                        Name:  Burt M. Martin
                                             -----------------------------------
                                        Title: Vice President - Law & Secretary
                                              ----------------------------------


                                      THE BANK OF NEW YORK, AS TRUSTEE


                                      By:  /s/ Beata Hryniewieka
                                          --------------------------------------
                                        Name:  Beata Hryniewieka
                                             -----------------------------------
                                        Title: Assist. Treasurer
                                              ----------------------------------

                                                                         ANNEX A


                                 GLOBAL SECURITY

                           [FORM OF FACE OF SECURITY]

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.](1)

         [THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

         (1) REPRESENTS THAT:

             (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT; OR


----------
(1) These paragraphs should be included only if the Security is a Global
    Security.

             (B) IT IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES ACQUIRING THE SECURITY IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT;

         (2) REPRESENTS THAT:

             (A) IT IS NOT USING THE ASSETS OF ANY PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), TO ACQUIRE AND HOLD THE SECURITY; OR

             (B) ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS APPLY SUCH THAT THE USE OF PLAN ASSETS TO ACQUIRE AND HOLD THE SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

         (3) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO A NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

         (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 3(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.](2)

----------
(2) These paragraphs to be included only if the Security is a Transfer Restricted Security.

                           [FORM OF FACE OF SECURITY]


         No.                                                U.S. $
             -----                                                ----------

         CUSIP:
                ---------

                         WEATHERFORD INTERNATIONAL, INC.

                   6 5/8% SENIOR NOTES DUE 2011, SERIES [A/B]


         Weatherford International, Inc., a Delaware corporation (the "Company", which term includes any successor Person under the indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________________ DOLLARS ($_________) [(or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Note)](3) on November 15, 2011. The principal of this Note shall bear interest as specified on the other side of this Note.

         Payment of the principal of, interest on and Liquidated Damages, if any, with respect to this Note will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest or Liquidated Damages, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. [Payments in respect of this Note shall be made by transfer of immediately available funds to the account specified by the Holder.](4)

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

----------
(3) [This clause to be included only if the Security is a Transfer Restricted Security.]

(4) [This sentence should be included only if the Security is a Global
    Security.]

         IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its authorized officers and its corporate seal or a facsimile thereof to be fixed or imprinted hereon.

Dated:

                                                   WEATHERFORD INTERNATIONAL,
                                                   INC.

ATTEST:                                            By:
                                                      --------------------------
                                                      Name:
                                                      Title:

               [Corporate Seal]


------------------------------------------
Secretary or Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                             THE BANK OF NEW YORK, as Trustee


                                             -----------------------------------
                                             Authorized Signatory


Date of Authentication:
                       ----------------

                       [FORM OF REVERSE SIDE OF SECURITY]

                         WEATHERFORD INTERNATIONAL, INC.

                   6 5/8% SENIOR NOTES DUE 2011, SERIES [A/B]


         This Note is one of a duly authorized issue of 6 5/8% Senior Notes due 2011, Series [A/B], of the Company issued and to be issued in one or more series under an Indenture, dated as of May 17, 1996, as supplemented by the First Supplemental Indenture thereto, dated as of May 27, 1998, the Second Supplemental Indenture thereto, dated as of June 30, 2000 and the Third Supplemental Indenture thereto, dated as of November 16, 2001 (as so amended, herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture unless otherwise indicated.

INTEREST

         The Company promises to pay interest on the principal amount of this Note at 6 5/8% per annum until maturity. The Company shall pay interest semi-annually on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from November 16, 2001; provided, however, that if there is no existing Event of Default in the payment of interest, and if this Note is authenticated between a record date referred to below and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 15, 2002. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on the Notes to the persons who are registered Holders of Notes at the close of business on the May 1 or November 1 next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 307 of the Indenture with respect to defaulted interest.

PAYING AGENT AND REGISTRAR

         Initially, The Bank of New York, the Trustee under the Indenture, shall act as paying agent, registrar and custodian with regard to the Notes.

OPTIONAL REDEMPTION

         The Company may redeem the Notes, at its option, in whole or in part, at any time or from time to time prior to their maturity at the "make-whole" redemption price equal to the greater of:

         (1)      100% of the principal amount of the Notes to be redeemed, and

         (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of the payments of interest accrued as of the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 25 basis points, plus accrued interest thereon and Liquidated Damages, if any, with respect thereto, to the Redemption Date.

         The Company shall not be required to make sinking fund payments with respect to the Notes.

NOTICE OF REDEMPTION

         Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000.

TRANSFER

         The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration or transfer at the office or agency in a place of payment for Notes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of any authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

AMENDMENT, SUPPLEMENT AND WAIVER

         Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than an Event of Default in the payment of the principal of or interest on the Notes or an Event of Default in respect of certain covenants or provisions in the Indenture which may not be modified without the consent of the Holder of each Note as described below) by the Holders of at least a majority in principal amount of the then outstanding Notes in accordance with the terms of the Indenture. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes or waive any provision of either, to evidence the succession of another Person to the Company and the assumption by such successor to the Company's covenants; to add to the covenants of the Company for the benefit of the Holders of Notes, or to convey, assign, mortgage or pledge any property to the Trustee to secure the Notes or to surrender any right or power conferred by the Indenture upon the Company; to add any additional Events of Default with respect to the Notes; to change or eliminate any of the provisions of the Indenture, provided that no outstanding
Note is adversely affected in any material respect; to secure the Notes pursuant to Section 1006 of the Indenture or otherwise; to establish the form or terms of any series of Securities as permitted by Sections 201 and 301 of the Indenture; to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of Section 611(b) of the Indenture; or to cure any ambiguity, omission, defect or inconsistency.

         The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Notes with respect to which such consent is required or sought as of a date fixed in accordance with the terms of the Indenture.

         Without the consent of each Holder affected, the Company may not (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, the Notes, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, (ii) change the Redemption Date thereof, (iii) change any obligation of the Company to pay additional amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1) of the Indenture), (iv) change the coin or currency in which the Note or any premium or interest thereon is payable, (v) impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), (vi) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, (vii) reduce the requirements of Section 1404 of the Indenture for quorum or voting,
(viii) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 1002 of the Indenture, or
(ix) or modify any of the provisions of Sections 513, 902 or 1008 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

SUCCESSOR PERSON

         When a successor person assumes all the obligations of its predecessor under the Notes and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor person will (except in certain circumstances specified in the Indenture) be released from those obligations.

DEFAULTS AND REMEDIES

         Events of Default are defined in the Indenture and generally include:
(i) default by the Company in the payment of any interest upon or Liquidated Damages with respect to any Note when it becomes due and payable, and continuation of such default for a period of 30 days; (ii) default in the payment of the principal of (or premium, if any, on) any Note at its Maturity;
(iii) default by the Company in the performance, or breach, of its other covenants or agreements in, or provisions of, the Notes or in the Indenture which shall not have been remedied within 90 days after written notice by the Trustee or by the holders of at least 25% in principal amount of the Notes then outstanding (or, in the event that other Securities issued under the Indenture are also affected by the default, then 25% in principal amount of all outstanding Securities so affected); (iv) certain events involving bankruptcy, insolvency or reorganization of the Company; or (v) the acceleration of the maturity of any indebtedness for borrowed money of the Company or any Subsidiary (other than the Notes or Non-Recourse Indebtedness) having an aggregate of more than $25,000,000 in principal amount outstanding. If an Event of Default occurs with respect to the Notes and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the then outstanding Notes (or, in the case of an Event of Default described in clause (iii) above, if outstanding Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Securities so affected) may declare the principal of, accrued interest on and Liquidated Damages, if any, with respect to all of the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders of the Notes), and upon any such declaration such principal amount shall become immediately due and payable. If an Event of Default described in clause (iv) above occurs, the principal of, accrued interest on and Liquidated Damages, if any, with respect to all the Notes will become immediately due and payable without any declaration or other act on the part of the Trustee or any of the Holders of the Notes. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes (or all affected Securities) may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

DISCHARGE PRIOR TO MATURITY

         The Indenture with respect to the Notes shall be discharged and canceled upon the payment of all of the Notes and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations sufficient for such payment.

NO RECOURSE AGAINST OTHERS

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

AUTHENTICATION

         This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

INDENTURE TO CONTROL; GOVERNING LAW

         In the case of any conflict between the provisions of this Note and the Indenture, the provisions of the Indenture shall control.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL SECURITIES AND RESTRICTED CERTIFICATED SECURITIES; LIQUIDATED DAMAGES

         In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Securities and Restricted Certificated Securities shall have all the rights set forth in the Registration Rights Agreement applicable to the Notes, including payment of Liquidated Damages, if any. The Company promises to pay Liquidated Damages, if any, payable pursuant to
Section 5 of the Registration Rights Agreement with respect to Transfer Restricted Securities, semi-annually on each Interest Payment Date, to the persons who are registered Holders of Notes at the close of business on the May 1 or November 1 next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 307 of the Indenture with respect to defaulted interest. All obligations of the Company to pay Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such payment obligations with respect to such security shall have been satisfied in full. Each Holder of a Transfer Restricted Security, by his acceptance thereof, acknowledges and agrees to the provisions of such Registration Rights Agreement, including without limitation the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

CUSIP NUMBERS

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

ABBREVIATIONS AND DEFINITIONS

         Customary abbreviations may be used in the name of the Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

                     SCHEDULE OF EXCHANGES OF SECURITIES(5)

         The following exchanges or redemptions of a part of this Global Security have been made:


                                AMOUNT OF                                  PRINCIPAL AMOUNT
                               DECREASE IN         AMOUNT OF INCREASE       OF THIS GLOBAL
                            PRINCIPAL AMOUNT          IN PRINCIPAL        SECURITY FOLLOWING        SIGNATURE OF
        DATE OF              OF THIS GLOBAL          AMOUNT OF THIS        SUCH DECREASE OR      AUTHORIZED OFFICER
      TRANSACTION               SECURITY            GLOBAL SECURITY            INCREASE              OF TRUSTEE
------------------------- ---------------------- ----------------------- ---------------------- --------------------



----------
(5) This schedule should be included only if the Security is a Global Security.

          CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF
                      TRANSFER OF RESTRICTED SECURITIES(6)

         RE: 6 5/8% SENIOR NOTES DUE 2011, SERIES [A/B] (THE "NOTES") OF WEATHERFORD INTERNATIONAL, INC.

         This certificate relates to $_________ principal amount of Notes owned in (check applicable box)

         [ ] book-entry or

         [ ] definitive form

by                                      (the "Transferor").
   ------------------------------------

         The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Notes.

         In connection with such request and in respect of each such Note, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Notes as provided in Section 102 of the Third Supplemental Indenture dated as of November 16, 2001 to the Indenture, dated as of May 17, 1996, as supplemented by the First Supplemental Indenture thereto, dated as of May 27, 1998, and the Second Supplemental Indenture, dated as of June 30, 2000, (as so amended and supplemented, the "Indenture"), between Weatherford International, Inc. (the "Company") and The Bank of New York.

         In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933 after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         (1)  [ ] to the Company or any of its Subsidiaries; or

         (2) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

         (3) [ ] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A,

----------
(6) This certificate should only be included if this Security is a Transfer Restricted Security.

                  in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4) [ ] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933 in compliance with Rule 904 under the Securities Act of 1933; or

         (5) [ ] pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Unless the box is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933 (an "Affiliate"):

         (6)  [ ] The transferee is an Affiliate of the Company.


                                             -----------------------------------
                                             Signature

Signature Guarantee:


-----------------------------------          -----------------------------------
Signature must be guaranteed                 Signature

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


                                       -----------------------------------------
Dated:                                 NOTICE:  To be executed by an executive
       ---------------                          officer